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VIACOM PRICES SENIOR NOTES AND DEBENTURES

NEW YORK, April 5, 2006 — Viacom Inc. (NYSE: VIA and VIA.B) today announced that it has agreed to sell $1.50 billion in aggregate principal amount of 5.75% senior notes due 2011 at a price equal to 99.396% of the principal amount thereof (the “2011 Senior Notes”), $1.50 billion in aggregate principal amount of 6.25% senior notes due 2016 at a price equal to 99.561% of the principal amount thereof (the “2016 Senior Notes”) and $1.75 billion in aggregate principal amount of 6.875% senior debentures due 2036 at a price equal to 99.003% of the principal amount thereof (the “2036 Debentures” and, together with the 2011 Senior Notes and the 2016 Senior Notes, the “Senior Notes and Debentures”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act. The sale of the Senior Notes and Debentures is expected to close on April 12, 2006.

Viacom intends to use the net proceeds of the offering to repay a portion of the amounts outstanding under its existing credit facilities.

The Senior Notes and Debentures have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered nor sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws. This news release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Senior Notes and Debentures in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

About Viacom

Viacom is one of the leading global entertainment content companies, with prominent and respected brands in focused demographics. Offering programming and content for television, motion pictures and digital platforms, Viacom’s world-class brands include MTV Networks (MTV, VH1, Nickelodeon, Nick at Nite, Comedy Central, CMT: Country Music Television, Spike TV, TV

Land, Logo and more than 100 networks around the world), BET, Paramount Pictures, Paramount Home Entertainment, DreamWorks SKG and Famous Music. More information about Viacom and its businesses is available at www.viacom.com.

Cautionary Statement Concerning Forward-looking Statements

This news release contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements are not based on historical facts, but rather reflect the Company’s current expectations concerning future results and events. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause the actual results, performance or achievements of the Company to be different from any future results, performance and achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others:  consumer acceptance of both future motion pictures and motion pictures in the Company's libraries; competitive conditions in the marketplace for the Company's motion pictures;  the effects of technology and businesses enabled thereby and the impact of piracy on the Company’s products. The forward-looking statements included in this document are made only as of the date of this document, and, under section 27A of the Securities Act and section 21E of the Exchange Act, we do not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

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Contacts:

Media	Investors
Jeremy Zweig	James Bombassei
212-846-7503	212-258-6377
jeremy.zweig@viacom.com	james.bombassei@viacom.com